[logo] M F S(R)
INVESTMENT MANAGEMENT
[graphic omitted]


                                  MFS(R) GOVERNMENT
                                  MORTGAGE FUND
                                  ANNUAL REPORT o JULY 31, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 18
Independent Auditors' Report .............................................. 25
Trustees and Officers ..................................................... 27

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

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NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid- August, equity indices around the world have shown double-digit declines since December, and bond performance has been decidedly mixed year to date.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at an annualized rate of 5% in the first quarter of 2002 and at just over 1% in the second quarter. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam. As of late summer, we also have some concern that consumer spending could falter and hold back a recovery.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended July 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.3%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended July 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.08%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of -5.13%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.98%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of the portfolio manager, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
    D. Richard Smith

For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of 7.35%, Class B shares returned 6.45%, and Class I shares returned 7.61%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 7.98% return over the period for the fund's benchmark, the Lehman Brothers Government National Mortgage Association Index (the Lehman GNMA Index).(1) During the same period, the average GNMA fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.31%.

Q. WHAT WAS THE ENVIRONMENT LIKE FOR MORTGAGE-BACKED SECURITIES DURING THE PAST 12 MONTHS?

A. In a word, mixed. Mortgage-backed securities have tended to perform well when interest rates are fairly stable, and poorly when interest rates decline. We've seen both sides of that equation during the past year. Mortgages underperformed from the beginning of the fund's fiscal year through November 2001 due to the following factors

      o volatility in the wake of September 11 attacks
      o aggressive easing of monetary policy by the Federal Reserve Board
      o mortgage prepayments that forced reinvestment of proceeds at lower rates

    In contrast, from the last two months of 2001 through the end of the period, mortgage-backed securities generally outperformed U.S. Treasuries, because the backdrop featured relatively stable interest rates. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. On balance, bonds fared well during the past six months, as investors shied away from the reeling stock market. Economic growth was slow and steady with few signs of inflation.

Q.  WHAT WAS YOUR STRATEGY WITH THE FUND?

A. We did not make any aggressive bets on the future direction of interest rates, looking instead to manage risk and bolster returns by focusing more on sector allocation and issue selection. We looked to invest in mortgages that were less sensitive to refinancing, in order to protect the fund from prepayment risk. That approach translated into a focus on mortgages with coupon rates in the 6% to 7% range, where homeowners were less inclined to refinance. We also stayed away from higher-coupon mortgages carrying higher credit risk, as mortgage-payment delinquency increased.

    Ginnie Mae issued most of the mortgages we bought, although the fund did own some Fannie Mae bonds. Mortgage-backed securities averaged about 80% to 90% of the fund's assets throughout the period, with the remainder invested in agency debentures and Treasury securities sprinkled along the yield curve.

Q.  WHAT IS YOUR OUTLOOK GOING FORWARD?

A. We see economic growth improving gradually in the second half of 2002, along with stabilization in jobless claims and layoff announcements. We think low interest and mortgage rates amid almost no inflation pressure should help sustain economic growth.

    We anticipate that the Federal Reserve Board (the Fed) will keep interest rates low and relatively stable unless some signs of pricing pressure emerge. We expect that refinancing activity will be strong in the coming months, as consumers look to take advantage of lower rates. We have positioned the fund with a moderate view of the future course of the economy and interest rates, looking for buying opportunities when the market overreacts one way or the other.

    Many believe the Fed will lower rates to boost economic growth. While a Fed rate cut would positively impact the economy, we believe that investor confidence in corporate America needs to be restored before true economic recovery takes hold.

/s/ D. Richard Smith

    D. Richard Smith
    Portfolio Manager

------------
(1) The Lehman GNMA index is an unmanaged index formed by grouping the universe of individual fixed-rate GNMA pools for a given program, issue year, and coupon.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other considerations, and no forecast can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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D. RICHARD SMITH, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF THE GOVERNMENT MORTGAGE AND LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS AND OFFSHORE INVESTMENT PRODUCTS.

RICHARD JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET.

HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                SEEKS PRIMARILY HIGH CURRENT INCOME AND, SECONDARILY,
                          PRESERVATION OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 9, 1986

CLASS INCEPTION:          CLASS A  JANUARY 9, 1986
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS I  JANUARY 2, 1997

SIZE:                     $685.2 MILLION NET ASSETS AS OF JULY 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (For the 10-year period ended July 31, 2002)

                       MFS Government             Lehman Brothers
                   Mortgage Fund - Class A          GNMA Index
          7/92           $ 9,525                     $10,000
          7/94            10,294                      10,885
          7/96            11,821                      12,782
          7/98            13,973                      15,237
          7/00            14,824                      16,725
          7/02            17,700                      20,283

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A

                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +7.35%      +26.67%      +36.24%      +85.83%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +7.35%      + 8.20%      + 6.38%      + 6.39%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +2.25%      + 6.46%      + 5.35%      + 5.88%
---------------------------------------------------------------------------------------------------------

CLASS B

                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +6.45%      +24.01%      +31.35%      +74.47%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +6.45%      + 7.44%      + 5.61%      + 5.72%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +2.45%      + 6.56%      + 5.28%      + 5.72%
---------------------------------------------------------------------------------------------------------

CLASS I

                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                   +7.61%      +28.19%      +38.42%      +89.19%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)               +7.61%      + 8.63%      + 6.72%      + 6.58%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                            1 Year      3 Years      5 Years     10 Years
---------------------------------------------------------------------------------------------------------
Average GNMA fund+                                          +7.31%      + 8.17%      + 6.55%      + 6.54%
---------------------------------------------------------------------------------------------------------
Lehman Brothers GNMA Index#                                 +7.98%      + 9.00%      + 7.42%      + 7.33%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B and I share performance includes the performance of the fund's original share class (Class A). Class B performance has been adjusted to reflect the CDSC applicable to B. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B than those of A, performance shown is higher for B than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2002

PORTFOLIO STRUCTURE

              Mortgage Backed                  82.9%
              Cash                              9.7%
              Government Agency                 7.4%

Portfolio structure percentages reflect sensitivity to asset class price changes. Negative exposures have been offset against the expected settlement position.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- July 31, 2002

Bonds - 94.8%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 2.9%
    U.S. Treasury Notes, 4.375s, 2007                                 $  18,900           $ 19,658,835
------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 91.9%
    Federal Home Loan Mortgage Corp., 8.5s, 2009 - 2017               $       2           $      2,197
    Federal Home Loan Mortgage Corp., 9s, 2020 - 2021                       109                117,411
    Federal Home Loan Mortgage Corp., 9.5s, 2013 - 2021                      85                 91,239
    Federal National Mortgage Assn., 6s, 2005                            28,000             30,396,800
    Federal National Mortgage Assn., 6.5s, 2032                          16,625             17,102,304
    Federal National Mortgage Assn., 6.625s, 2007                        15,000             16,787,700
    Federal National Mortgage Assn., 7.25s, 2010#                         2,500              2,893,475
    Federal National Mortgage Assn., 7.5s, 2032                             985              1,038,645
    Federal National Mortgage Assn., 8.5s, 2004 - 2008                       38                 40,469
    Federal National Mortgage Assn., 9s, 2002 - 2007                      1,373              1,493,670
    Government National Mortgage Assn., 6s, 2032                         49,476             50,202,620
    Government National Mortgage Assn., 6.5s, 2023 - 2032               199,119            205,514,377
    Government National Mortgage Assn., 7s, 2023 - 2032                 207,193            216,852,637
    Government National Mortgage Assn., 7.5s, 2017 - 2030                65,674             69,549,356
    Government National Mortgage Assn., 8s, 2017                         12,861             13,757,615
    Government National Mortgage Assn., 8.5s, 2030                        1,497              1,597,784
    Government National Mortgage Assn., 9s, 2008 - 2022                     305                328,685
    Government National Mortgage Assn., 9.5s, 2009 - 2010                 1,858              2,033,761
    Government National Mortgage Assn., 12.5s, 2011                         155                183,401
------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                            $629,984,146
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $632,374,979)                                               $649,642,981
------------------------------------------------------------------------------------------------------
Short-Term Obligation - 4.0%
------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 8/14/02,
      at Amortized Cost                                               $  27,250           $ 27,233,173
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 9.3%
------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 7/31/02, due 8/01/02, total to
      be received $63,998,253 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                $  63,995           $ 63,995,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $723,603,152)                                         $740,871,154
Other Assets, Less Liabilities - (8.1)%                                                    (55,663,894)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $685,207,260
------------------------------------------------------------------------------------------------------
# Security segregated as collateral for open futures contracts.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
JULY 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $723,603,152)       $740,871,154
  Cash                                                              11,145
  Receivable for TBA sale commitments                           25,399,609
  Receivable for fund shares sold                                2,959,649
  Interest receivable                                            3,553,486
  Other assets                                                      11,081
                                                              ------------
      Total assets                                            $772,806,124
                                                              ------------
Liabilities:
  Distributions payable                                       $  2,739,051
  Payable for daily variation margin on open futures
contracts                                                          108,906
  Payable for TBA purchase commitments                          83,471,094
  Payable for fund shares reacquired                               940,026
  Payable to affiliates -
    Management fee                                                   7,471
    Shareholder servicing agent fee                                  1,868
    Distribution and service fee                                     6,592
  Accrued expenses and other liabilities                           323,856
                                                              ------------
      Total liabilities                                       $ 87,598,864
                                                              ------------
Net assets                                                    $685,207,260
                                                              ============
Net assets consist of:
  Paid-in capital                                             $727,099,335
  Unrealized appreciation on investments                        17,339,721
  Accumulated net realized loss on investments                 (56,329,796)
  Accumulated distributions in excess of net investment
    income                                                      (2,902,000)
                                                              ------------
      Total                                                   $685,207,260
                                                              ============
Shares of beneficial interest outstanding                      101,580,170
                                                               ===========
Class A shares:
  Net asset value per share
    (net assets of $591,203,194 / 87,694,661 shares of
     beneficial interest outstanding)                            $6.74
                                                                 =====
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $7.08
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $94,003,942 / 13,885,491 shares of
     beneficial interest outstanding)                            $6.77
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $124.02 / 18.334 shares of
    beneficial interest outstanding)                             $6.76
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JULY 31, 2002
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                 $36,256,179
                                                                 ------------
  Expenses -
    Management fee                                                $ 2,784,019
    Trustees' compensation                                             33,238
    Shareholder servicing agent fee                                   618,694
    Distribution and service fee (Class A)                          1,390,605
    Distribution and service fee (Class B)                            624,512
    Administrative fee                                                 63,630
    Custodian fee                                                     222,831
    Printing                                                           67,784
    Postage                                                            86,796
    Auditing fees                                                      36,952
    Legal fees                                                          9,847
    Miscellaneous                                                     410,280
                                                                 ------------
      Total expenses                                              $ 6,349,188
    Fees paid indirectly                                             (204,510)
    Reduction of expenses by investment adviser                      (309,246)
                                                                 ------------
      Net expenses                                                $ 5,835,432
                                                                 ------------
        Net investment income                                     $30,420,747
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 7,819,388
    Written option transactions                                      (164,062)
    Futures contracts                                                (854,612)
                                                                 ------------
      Net realized gain on investments                            $ 6,800,714
                                                                 ------------
  Change in unrealized appreciation -
    Investments                                                   $ 5,981,827
    Futures contracts                                                  38,333
                                                                 ------------
      Net unrealized gain on investments                          $ 6,020,160
                                                                 ------------
        Net realized and unrealized gain on investments           $12,820,874
                                                                 ------------
          Increase in net assets from operations                  $43,241,621
                                                                  ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                     2002                         2001
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                         $ 30,420,747                 $ 35,884,092
  Net realized gain on investments                                 6,800,714                      565,701
  Net unrealized gain on investments                               6,020,160                   27,449,998
                                                                ------------                 ------------
    Increase in net assets from operations                      $ 43,241,621                 $ 63,899,791
                                                                ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $(27,790,015)                $(33,378,604)
  From net investment income (Class B)                            (2,630,725)                  (2,915,852)
  From net investment income (Class I)                                    (7)                          (7)
  In excess of net investment income (Class A)                    (5,132,846)                    (278,887)
  In excess of net investment income (Class B)                      (485,898)                     (24,363)
  In excess of net investment income (Class I)                            (1)                          (0)*
                                                                ------------                 ------------
    Total distributions declared to shareholders                $(36,039,492)                $(36,597,713)
                                                                ------------                 ------------
Net increase (decrease) in net assets from fund share
  transactions                                                  $ 71,547,994                 $(24,103,360)
                                                                ------------                 ------------
      Total increase in net assets                              $ 78,750,123                 $  3,198,718
Net assets:
  At beginning of period                                         606,457,137                  603,258,419
                                                                ------------                 ------------
At end of period (including accumulated distributions in
  excess of net investment income of $2,902,000 and
  $90,590, respectively)                                        $685,207,260                 $606,457,137
                                                                ============                 ============

* In excess of net investment income (Class I) was less than $1.

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                    2002                2001             2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 6.66              $ 6.37           $ 6.39         $ 6.69         $ 6.72
                                                     ------              ------           ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.33              $ 0.40           $ 0.40         $ 0.39         $ 0.43
  Net realized and unrealized gain (loss) on
    investments                                        0.14                0.29            (0.03)         (0.30)         (0.03)
                                                     ------              ------           ------         ------         ------
      Total from investment operations               $ 0.47              $ 0.69           $ 0.37         $ 0.09         $ 0.40
                                                     ------              ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                         $(0.33)             $(0.40)          $(0.39)        $(0.38)        $(0.41)
  From net realized gain on investments                --                  --               --             --            (0.02)
  In excess of net investment income                  (0.06)              (0.00)+           --             --             --
  From paid-in capital                                 --                  --               --            (0.01)          --
                                                     ------              ------           ------         ------         ------
      Total distributions declared to
        shareholders                                 $(0.39)             $(0.40)          $(0.39)        $(0.39)        $(0.43)
                                                     ------              ------           ------         ------         ------
Net asset value - end of period                      $ 6.74              $ 6.66           $ 6.37         $ 6.39         $ 6.69
                                                     ======              ======           ======         ======         ======
Total return(+)                                        7.35%              11.23%            6.09%          1.31%          6.17%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           0.90%               0.91%            0.90%          0.93%          0.97%
  Net investment income(S)(S)                          5.01%               6.06%            6.34%          5.86%          6.43%
Portfolio turnover                                      139%                 33%              65%           177%            72%
Net assets at end of period (000,000 Omitted)          $591                $557             $543           $597           $657

   (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                  $ 0.33              $ 0.39           $ 0.40         $ 0.39           --
        Ratios (to average net assets):
          Expenses##                                   0.95%               0.96%            0.95%          0.97%          --
          Net investment income(S)(S)                  4.96%               6.01%            6.29%          5.82%          --
(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended July
       31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                    2002                2001             2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 6.69              $ 6.38           $ 6.40         $ 6.70         $ 6.72
                                                     ------              ------           ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.27              $ 0.35           $ 0.36         $ 0.34         $ 0.38
  Net realized and unrealized gain (loss) on
    investments                                        0.15                0.31            (0.04)         (0.30)         (0.03)
                                                     ------              ------           ------         ------         ------
      Total from investment operations               $ 0.42              $ 0.66           $ 0.32         $ 0.04         $ 0.35
                                                     ------              ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                         $(0.27)             $(0.35)          $(0.34)        $(0.33)        $(0.35)
  From net realized gain on investments                --                  --               --             --            (0.02)
  In excess of net investment income                  (0.07)              (0.00)+           --             --             --
  From paid-in capital                                 --                  --               --            (0.01)          --
                                                     ------              ------           ------         ------         ------
      Total distributions declared to
        shareholders                                 $(0.34)             $(0.35)          $(0.34)        $(0.34)        $(0.37)
                                                     ------              ------           ------         ------         ------
Net asset value - end of period                      $ 6.77              $ 6.69           $ 6.38         $ 6.40         $ 6.70
                                                     ======              ======           ======         ======         ======
Total return                                           6.45%              10.69%            5.24%          0.49%          5.40%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           1.65%               1.66%            1.65%          1.68%          1.72%
  Net investment income(S)(S)                          4.11%               5.32%            5.55%          5.11%          5.67%
Portfolio turnover                                      139%                 33%              65%           177%            72%
Net assets at end of period (000,000 Omitted)           $94                 $50              $61            $94           $155

   (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                  $ 0.27              $ 0.35           $ 0.35         $ 0.34           --
        Ratios (to average net assets):
          Expenses##                                   1.70%               1.71%            1.70%          1.72%          --
          Net investment income(S)(S)                  4.06%               5.27%            5.50%          5.07%          --
(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended July
       31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                    2002              2001             2000             1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 6.68            $ 6.37           $ 6.38           $ 6.69         $ 6.72
                                                     ------            ------           ------           ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.37            $ 0.41           $ 0.40           $ 0.41         $ 0.44
  Net realized and unrealized gain (loss) on
    investments                                        0.12              0.32             --              (0.30)         (0.02)
                                                     ------            ------           ------           ------         ------
      Total from investment operations               $ 0.49            $ 0.73           $ 0.40           $ 0.11         $ 0.42
                                                     ------            ------           ------           ------         ------
Less distributions declared to shareholders -
  From net investment income                         $(0.37)           $(0.42)          $(0.41)          $(0.41)        $(0.43)
  From net realized gain on investments                --                --               --               --            (0.02)
  In excess of net investment income                  (0.04)            (0.00)+           --               --             --
  From paid-in capital                                 --                --               --              (0.01)          --
                                                     ------            ------           ------           ------         ------
      Total distributions declared to
        shareholders                                 $(0.41)           $(0.42)          $(0.41)          $(0.42)        $(0.45)
                                                     ------            ------           ------           ------         ------
Net asset value - end of period                      $ 6.76            $ 6.68           $ 6.37           $ 6.38         $ 6.69
                                                     ======            ======           ======           ======         ======
Total return                                           7.61%            11.82%            6.53%            1.42%          6.47%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           0.65%             0.66%            0.65%            0.68%          0.73%
  Net investment income(S)(S)                          5.55%             6.14%            6.37%            6.11%          6.67%
Portfolio turnover                                      139%               33%              65%             177%            72%
Net assets at end of period (000 Omitted)            $ --  ++          $ --  ++         $ --  ++            $61            $51

   (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                  $ 0.37            $ 0.41           $ 0.39           $ 0.41           --
        Ratios (to average net assets):
          Expenses##                                   0.70%             0.71%            0.70%            0.72%          --
          Net investment income(S)(S)                  5.50%             6.09%            6.32%            6.07%          --
(S)(S) As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended July
       31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.06%. Per share, ratios, and supplemental data for periods prior to August 1,
       2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
    ++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Mortgage Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in index contracts or contracts on related options for purposes other than hedging may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above. The fund may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2002 and July 31, 2001 was as follows:

                                                 JULY 31, 2002   JULY 31, 2001
--------------------------------------------------------------------------------
Distributions declared from ordinary income        $36,039,492     $36,597,713

During the year ended July 31, 2002, accumulated distributions in excess of net investment income decreased by $2,807,335 and accumulated net realized loss on investments increased by $2,695,962 and paid-in capital decreased by $111,373 due to differences between book and tax accounting for mortgage- backed securities and amortization on debt securities. This change had no effect on the net assets or net asset value per share. At July 31, 2002, distributions in excess of net investment income and realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                                        $(54,933,616)
Unrealized gain                                                    16,479,822
Other temporary differences                                        (3,438,282)

At July 31, 2002, the fund, for federal income tax purposes, had a capital loss carryforward of $54,933,616 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

              EXPIRATION DATE
              --------------------------------------------------
              July 31, 2002                        $   (993,372)
              July 31, 2003                          (4,604,728)
              July 31, 2004                         (30,095,607)
              July 31, 2005                          (1,857,304)
              July 31, 2007                          (5,100,994)
              July 31, 2008                          (5,253,445)
              July 31, 2009                          (7,028,166)
                                                   ------------
                Total                              $(54,933,616)
                                                   ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended July 31, 2002 were 0.40% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $97,911 for the year ended July 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee is currently not imposed, and will be implemented on such date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $90,716 for the year ended July 31, 2002. Fees incurred under the distribution plan during the year ended July 31, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,177 for the year ended July 31, 2002. Fees incurred under the distribution plan during the year ended July 31, 2002, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2002, were $6,189 and $158,185 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments in U.S. government securities, other than short-term obligations, aggregated $881,554,141 and $833,754,464, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $724,391,332
                                                                 ------------
Gross unrealized appreciation                                    $ 16,480,220
Gross unrealized depreciation                                            (398)
                                                                 ------------
    Gross unrealized appreciation                                $ 16,479,822
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                           YEAR ENDED JULY 31, 2002          YEAR ENDED JULY 31, 2001
                                     -------------------------------   ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             29,685,153    $ 198,591,082       20,069,205    $ 131,722,100
Shares issued to shareholders
  in reinvestment of distributions       2,619,647       17,437,623        2,775,463       18,063,930
Shares reacquired                      (28,120,895)    (187,808,718)     (24,556,314)    (160,431,275)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)              4,183,905    $  28,219,987       (1,711,646)   $ (10,645,245)
                                     =============    =============    =============    =============

Class B shares

                                           YEAR ENDED JULY 31, 2002          YEAR ENDED JULY 31, 2001
                                     -------------------------------   ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             11,086,578    $  74,454,215        4,112,799    $  27,114,030
Shares issued to shareholders
  in reinvestment of distributions         303,086        2,026,002          305,418        1,992,775
Shares reacquired                       (4,960,756)     (33,152,214)      (6,467,217)     (42,564,924)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)              6,428,908    $  43,328,003       (2,049,000)   $ (13,458,119)
                                     =============    =============    =============    =============

Class I shares

                                           YEAR ENDED JULY 31, 2002          YEAR ENDED JULY 31, 2001
                                     -------------------------------   ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of distributions           0.565    $           4                1    $           4
                                     -------------    -------------    -------------    -------------

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $6,107 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                      NUMBER OF         PREMIUMS
                                                      CONTRACTS         RECEIVED
--------------------------------------------------------------------------------
Outstanding, beginning of period                            --         $    --
Options written                                              1           58,008
Options terminated in closing transactions                  (1)         (58,008)
                                                            --         --------
Outstanding, end of period                                  --         $    --
                                                            ==         ========
Futures Contracts
                                                                     UNREALIZED
DESCRIPTION                EXPIRATION    CONTRACTS     POSITION    APPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Notes    September 2002      170,000        Short         $71,719

At July 31, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $624,617 reduction in cost of securities and a corresponding $624,617 increase in net unrealized appreciation, based on securities held by the fund on August 1, 2001.

The effect of this change for the year ended July 31, 2002 was to decrease net investment income by $367,328, increase net unrealized appreciation by $163,563, and increase net realized gains by $203,765. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees of the MFS Series Trust X and the Shareholders of the MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Mortgage Fund (one of the series comprising MFS Series Trust X) (the "Trust") as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the five years in the period then ended and the financial highlights for each of the two years ended in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 5, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

MFS(R) GOVERNMENT MORTGAGE FUND

The following tables present certain information regarding the Trustees and officers of Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                                      NAME, POSITION WITH THE TRUST, AGE,
                               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer(until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund
Services,Senior Vice President (prior to August
2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each serves as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                      p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
D. Richard Smith+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+  MFS Investment Management

MFS(R) GOVERNMENT MORTGAGE FUND                                 ------------
                                                                  PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                   MGM-2  9/02  54M  31/231/831